Exhibit (a)(1)(b)

LETTER OF TRANSMITTAL

TO TENDER SHARES OF COMMON STOCK

(INCLUDING ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

OF

APOGENT TECHNOLOGIES INC.

PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 23, 2003

THE OFFER, PRORATION PERIOD, AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, MAY 21, 2003, UNLESS THE OFFER IS EXTENDED.

Please read the entire Letter of Transmittal carefully, including the accompanying instructions, before checking any box below.

DESCRIPTION OF SHARES TENDERED. (SEE INSTRUCTIONS 3 AND 4.)

Name(s) and Address(es) of Registered Holder(s) (Please use pre-addressed label or fill in as name(s) appear(s) on stock certificate(s))	Tendered Certificates (Attach Signed Additional List if Necessary)

	Certificate Number(s)*	Number of Shares	Number of Shares Tendered**

Total Shares Tendered

Indicate in this box the order (by certificate number) in which shares are to be purchased in the event of proration. (Attach additional list if necessary.)*** See Instruction 10.

1st:	2nd:	3rd:	4th:	5th:

  *     DOES NOT need to be completed if shares are tendered by book-entry transfer.

 **    If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by the certificates will be deemed to have been tendered. See Instruction 4.

***  If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase in the order listed (top shares first, then second to top shares, etc., with the bottom shares last), or in any order determined by the Depositary.

☐        Check here if any of the certificates representing shares that you own have been lost, destroyed or stolen.
This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. STOCKHOLDERS ARE REQUESTED TO CONTACT THE DEPOSITARY IMMEDIATELY IN ORDER TO PERMIT TIMELY PROCESSING OF THIS DOCUMENTATION. See Instruction 16. Number of shares represented by lost, destroyed or stolen certificates:

The Depositary is:

EquiServe Trust Company, N.A.

By Facsimile: (781) 575-4826

Confirm by Telephone: (781) 575-4816

By First Class Mail:	By Overnight Delivery or Express Mail:	By Hand Delivery:
EquiServe Trust Company, N.A. Attn: Corporate Actions P.O. Box 43025 Providence, RI 02940-3025	EquiServe Trust Company, N.A. Attn: Corporate Actions 40 Campanelli Drive Braintree, MA 02184	Securities Transfer and Reporting c/o EquiServe Trust Company, N.A. 100 Williams Street, Galleria New York, NY 10038

DELIVERY OF THIS INSTRUMENT AND ALL OTHER DOCUMENTS TO ANY ADDRESS OR TRANSMISSION OF INSTRUCTIONS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO APOGENT, LEHMAN BROTHERS INC., THE DEALER MANAGER, OR GEORGESON SHAREHOLDER SERVICES, INC., THE INFORMATION AGENT WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

Please read this entire Letter of Transmittal carefully, including the accompanying instructions, before completing it.

This Letter of Transmittal is to be used only if (a) certificates for shares of Apogent common stock are being forwarded herewith (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or (b) a tender of shares is being made concurrently by book-entry transfer to the account maintained by EquiServe Trust Company, N.A. (the “Depositary”) at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to Section 3 of the Offer to Purchase. See Instruction 2.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Shareholders wishing to tender shares pursuant to the Offer who cannot deliver the certificates for their shares to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary prior to the Expiration Date must, in each case, tender their shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

THIS BOX IS FOR USE BY ELIGIBLE INSTITUTIONS ONLY.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Give Account Number if Delivered by Book-Entry Transfer through The Depository Trust Company

Account Number

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To EquiServe Trust Company, N.A.:

The undersigned hereby tenders to Apogent Technologies Inc., a Wisconsin corporation (“Apogent”), the above described shares of Apogent’s common stock (including the associated preferred stock purchase rights), at a price per share indicated in this Letter of Transmittal (unless this Letter of Transmittal is for an odd lot holder who has elected to accept the purchase price determined by Apogent in accordance with the Offer to Purchase), net to the seller in cash, upon the terms and subject to the conditions set forth in Apogent’s Offer to Purchase, dated April 23, 2003 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the related instructions, constitute the “Offer”).

Subject to and effective upon acceptance for payment of the shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of the extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Apogent all right, title and interest in and to all the shares that are being tendered hereby and orders the registration of all of those shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of Apogent) with respect to the tendered shares with full power of substitution (this power of attorney being deemed to be an irrevocable power coupled with an interest), to:

•	deliver certificate(s) for the shares or transfer ownership of the shares on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to, or upon the order of, Apogent upon receipt by the Depositary, as the undersigned’s agent, of the aggregate Purchase Price (as defined below) with respect to the shares;

•	present certificates for the shares for cancellation and transfer on Apogent’s books; and

•	receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants to Apogent that:

(a)  tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation and warranty that:

(1)  the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and

(2)  the tender of shares complies with Rule 14e-4 under the Exchange Act;

(b)  when and to the extent Apogent accepts the shares for purchase, Apogent will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements, or other obligations relating to their sale or transfer, and not subject to any adverse claim; and

(c)  on request, the undersigned will execute and deliver any additional documents the Depositary or Apogent deems necessary or desirable to complete the assignment, transfer, and purchase of the shares tendered hereby.

All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

Please print the name(s) and address(es) of the registered holder(s) above, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by the certificates and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. Any order (by certificate number) in which the tendered shares must be purchased should also be indicated above. The price at which the shares are being tendered should be indicated in the box below (unless this Letter of Transmittal is for a shareholder who has elected to accept the Purchase Price as determined by Apogent).

Apogent will, upon the terms and subject to the conditions of the Offer, determine a single price per share (not greater than $17.50 or less than $15.00 per share) net to the seller in cash (the “Purchase Price”) that it will pay for shares validly tendered and not properly withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of shares so tendered and the prices (in increments of $0.25) specified by tendering shareholders. Apogent will determine the lowest Purchase Price that will allow it to buy, directly or through its subsidiaries, 15,000,000 shares (or any smaller number of shares as are validly tendered at prices not greater than $17.50 or less than $15.00 per share) pursuant to the Offer. Shares validly tendered at prices at or below the Purchase Price and not properly withdrawn prior to the Expiration Date will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and Apogent will return all other shares not purchased pursuant to the Offer, including shares tendered at prices greater than the Purchase Price and shares not purchased because of proration or conditional tender.

Under certain circumstances set forth in the Offer to Purchase, Apogent may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. In any such event, certificate(s) for any shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated

above, unless otherwise indicated under the “Special Payment Instructions” or “Special Delivery Instructions” boxes below. Apogent has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if Apogent purchases none of the shares represented by the certificate or tendered by the book-entry transfer. Apogent shall have no obligation to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, unless all applicable stock transfer taxes are paid, including by deduction from any cash payable to the undersigned.

Acceptance of shares by Apogent for payment will constitute a binding agreement between the undersigned and Apogent upon the terms and subject to the conditions of the Offer.

The check for the aggregate Purchase Price for that number of the shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the “Special Payment Instructions” or “Special Delivery Instructions” boxes below.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

(See Instruction 5.)

Check Only One Box.

If more than one box is checked or if no box is checked,

there is no valid tender of shares.

SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

☐	I want to maximize the chance of having Apogent purchase all of the shares I am tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE SELECTION BOXES BELOW, I hereby tender my shares at the Purchase Price resulting from the Dutch Auction tender process. I acknowledge that this action will result in me receiving a price per share that could be as low as $15.00 or as high as $17.50.

OR

SHARES TENDERED AT PRICE SELECTED BY SHAREHOLDER

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, I hereby tender shares at the price checked. I acknowledge that this action could result in none of the shares being purchased if the Purchase Price is less than the price checked. (Shareholders who desire to tender shares at more than one price must complete a separate Letter of Transmittal for each price at which shares are tendered.)

☐ $15.00	☐ $16.00	☐ $17.00
☐ $15.25	☐ $16.25	☐ $17.25
☐ $15.50	☐ $16.50	☐ $17.50
☐ $15.75	☐ $16.75

CONDITIONAL TENDER

(See Instruction 9.)

A.	Do you intend to make a conditional tender of your shares?

If so, you MUST complete the following:

Minimum number of shares to be sold:

If not all tendered shares are purchased, purchase my shares in the order indicated in this Letter of Transmittal.

B.	Are you tendering all of your shares?*

☐	Check here if you ARE tendering all of your shares, including any shares you own directly or in street name.

☐	Check here if you are NOT tendering all of your shares, including any shares you own directly or in street name.

*	If neither box is checked, we will assume you ARE tendering all of your shares.

ODD LOTS

(See Instruction 8.)

To be completed ONLY if the shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 shares. The undersigned either (check one box):

☐	is the beneficial or record owner of an aggregate of fewer than 100 shares, and all of the shares are being tendered; or

☐	is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) of shares with respect to which it is the record holder, and (b) believes based upon representations made to it by such beneficial owner(s) that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares owned.

Odd lot shares cannot be conditionally tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 4, 6, 7 and 11.)

To be completed ONLY if certificates for shares not tendered or not purchased and/or any check for the aggregate Purchase Price of shares purchased are to be issued in the name of and sent to someone other than the undersigned.

Issue:        ☐  Check to:        ☐  Certificates to:

Name(s)

(Please Print)

Address

(Zip Code)

(Taxpayer Identification or Social Security Number.

See Substitute Form W-9.)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 6, 7 and 11.)

To be completed ONLY if certificates for shares not tendered or not purchased and/or any check for the aggregate Purchase Price of shares purchased or issued in the name of the undersigned are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail:        ☐  Check to:        ☐  Certificates to:

Name(s)

(Please Print)

Address

(Zip Code)

PLEASE SIGN HERE.

(Please Also Complete and Return the Enclosed Form W-9.)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

X

X

Signatures of Owner(s)

Dated:                                                   , 2003

Name(s)

(Please Print)

Capacity (full title):

Address:

Area Code(s) and Telephone Number(s):

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 6.)

Name of Firm:

Authorized Signature:

Name:

(Please Print)

Title:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:                                                   , 2003

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (“Eligible Institutions”). No signature guarantee is required if:

(a)  this Letter of Transmittal is signed by the registered holder of the shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder appears on the certificate(s) tendered with this Letter of Transmittal and payment and delivery are to be made directly to the registered holder; or

(b)  the shares are tendered for the account of an Eligible Institution.

In all other cases, including any case in which the owner has completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” above, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instructions 6 and 11.

2.    Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be used only if certificates for shares are delivered with it to the Depositary (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares or confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile of it, or an Agent’s Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

Shareholders wishing to tender shares whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Depositary before the Expiration Date, or whose shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any case, tender their shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to the guaranteed delivery procedure, certificates for all physically tendered shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of it), or an Agent’s Message in the case of a book-entry transfer, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) NYSE trading days after receipt by the Depositary of the Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission, or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery before the Expiration Date and the procedures described in the preceding paragraph must be performed.

The method of delivery of all documents, including certificates for shares, the Letter of Transmittal, and any other required documents, is at the election and risk of the tendering shareholder. If delivery is by mail, then we recommend registered mail with return receipt requested, properly insured.

Apogent will not accept any alternative or contingent tenders, and it will not purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a manually signed facsimile of it), waive any right to receive any notice of the acceptance of their tender.

3.    Inadequate Space.    If the space provided in the box captioned “Description of Shares Tendered” is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.    Partial Tenders and Unpurchased Shares.    This Instruction is not applicable to shareholders who tender by book-entry transfer. If fewer than all shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled “Number of Shares Tendered,” in the box captioned “Description of Shares Tendered.” In any such case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the “Special Payment Instructions” or “Special Delivery Instructions” box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

5.    Indication of Price at Which Shares are being Tendered.    Unless this Letter of Transmittal is for a holder who has elected to accept the Purchase Price determined by Apogent and has checked the appropriate box, in order for shares to be validly tendered, the shareholder MUST check the box indicating the price per share at which he or she is tendering shares under “Price (In Dollars) Per Share At Which Shares Are Being Tendered” on this Letter of Transmittal. Only one box may be checked. If more than one box is checked or if no box is checked, there is no valid tender of shares. A shareholder wishing to tender portions of his or her shares at different prices must complete a separate Letter of Transmittal (and, if applicable, a separate Notice of Guaranteed Delivery) for each price at which he or she wishes to tender each portion of his or her shares. The same shares cannot be validly tendered at more than one price unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase.

6.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.

(a)  If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b)  If any tendered shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

(c)  When this Letter of Transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing the shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for the shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s), or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s). Signatures on the certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

(d)  If this Letter of Transmittal or any certificate(s) or stock powers(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in any fiduciary or representative capacity, the signing persons should so indicate when signing and must submit proper evidence satisfactory to Apogent of their authority to act.

7.    Stock Transfer Taxes.    Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover stock transfer taxes need accompany this Letter of Transmittal. Apogent will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the Offer. If, however:

(a)  payment of the aggregate Purchase Price for shares tendered hereby and accepted for purchase is to be made to any other person than the registered holder(s);

(b)  shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

(c)  tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct the amount of any stock transfer taxes (whether imposed on the registered holder, the transferee, or otherwise) payable on account of the transfer from the aggregate Purchase Price payable for the shares tendered hereby, unless satisfactory evidence of the payment of the taxes or any exemption from the taxes is submitted to the Depositary.

8.    Odd Lots.    As described in Section 1 of the Offer to Purchase, if Apogent is to purchase fewer than all shares validly tendered at or below the Purchase Price before the Expiration Date and not properly withdrawn, the shares that are purchased first will consist of all shares tendered by any shareholder who owned of record or owned beneficially an aggregate of fewer than 100 shares, at or below the Purchase Price. This preference will not be available unless the box captioned “Odd Lots” is completed.

9.    Conditional Tenders.    As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders of shares on all or a minimum number of their tendered shares being purchased (“Conditional Tenders”). If Apogent is to purchase less than all shares validly tendered before the Expiration Date and not properly withdrawn, the Depositary will perform a preliminary proration of the shares, and any shares tendered at or below the Purchase Price pursuant to a Conditional Tender for which the condition was not satisfied by the preliminary proration will be deemed withdrawn, subject to reinstatement if the conditionally tendered shares are subsequently selected by random lot for purchase subject to Sections 1 and 6 of the Offer to Purchase. Although shareholders who tender only a portion of their shares are permitted to make Conditional Tenders, Conditional Tenders will be selected by lot for reinstatement only from shareholders who tender all of their shares. All tendered shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed. The Conditional Tender alternative is made available primarily so that a shareholder may assure that the purchase of shares from the shareholder pursuant to the Offer will be treated as a sale of the shares by the shareholder, rather than the payment of a dividend to the shareholder, for U.S. federal income tax purposes. Odd lots, which will not be subject to proration, cannot be conditionally tendered. It is the tendering shareholder’s responsibility to determine the minimum number of shares that must be purchased from the shareholder in order for the shareholder to qualify for sale (rather than dividend) treatment. We encourage each shareholder to consult his or her own tax advisor.

In the event of proration, any shares tendered pursuant to a Conditional Tender for which the minimum requirements are not satisfied may not be accepted and will be deemed withdrawn.

10.    Order of Purchase in the Event of Proration.    As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax treatment of the Purchase Price for the shares purchased. If you do not designate an order and fewer than all shares tendered are purchased due to proration, shares will be selected in the order in which they are listed in the box entitled “Description of Shares Tendered.” If for any reason the order is not clearly specified, shares will be selected by the Depositary. See Sections 1 and 5 of the Offer to Purchase.

11.    Special Payment and Delivery Instructions.    If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or to the signer at a different address, the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

12.    Irregularities.    All questions as to the number of shares to be accepted, the price to be paid for the shares, and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Apogent in its sole discretion. Apogent’s determinations will be final and binding on all parties. Apogent reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Apogent’s counsel, be unlawful. Apogent also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular shares, and Apogent’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of shares will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within the time that Apogent may determine. None of Apogent, the Dealer Manager, the Depositary, the Information Agent, or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defects or irregularities.

13.    Questions and Requests for Assistance and Additional Copies.    Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery, and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank, or trust company.

14.    Backup Withholding.    Under U.S. federal income tax law, a shareholder who receives a payment pursuant to the Offer is required to provide the Depositary (as the agent of the payer) with the shareholder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9. If the shareholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, payments that are made to the shareholder or other payee with respect to the Offer may be subject to 30% backup withholding.

Certain shareholders (including, among others, corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. In order for a foreign shareholder to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to the shareholder’s exempt status. A Form W-8 can be obtained from the Depositary.

If backup withholding applies, the Depositary is required to withhold 30% of any payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of the persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

The box in Part 3 of the Substitute Form W-9 may be checked if the submitting shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 30% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, the withheld amount will be refunded to the shareholder if a TIN is provided to the Depositary within 60 days.

The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the shares or of the last transferee appearing on the transfers attached to, or endorsed on, the shares. If the shares are registered in more than one name or are not in the name of the actual owner, consult the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”, which is available from the Internal Revenue Service, for additional guidance on which number to report.

15.    Withholding for Non-U.S. Shareholders.    Although a non-U.S. shareholder may be exempt from U.S. federal backup withholding, certain payments to non-U.S. shareholders are subject to U.S. withholding tax at a rate of 30%. The Depositary will withhold the 30% tax from gross payments made to any non-U.S. shareholder pursuant to the Offer unless the Depositary determines that a non-U.S. shareholder is either exempt from the withholding or entitled to a reduced withholding rate under an income tax treaty. For purposes of this discussion, a “non-U.S. shareholder” means a shareholder who is not (1) a citizen or resident of the United States (or treated as a resident of the United States for U.S. federal income tax purposes), (2) a corporation, partnership, or other entity created or organized under the laws of the United States or of any State or political subdivision of the foregoing, (3) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source, or (4) a “United States Trust.” A United States Trust is any trust if, and only if, (1) a court within the United States is able to exercise primary supervision over the administration of the trust and (2) one or more U.S. trustees have the authority to control all substantial decisions of the trust. A non-U.S. shareholder will not be subject to the withholding tax if the payment from Apogent is effectively connected with the conduct of a trade or business in the United States by the non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a Unites States permanent establishment maintained by the non-U.S. shareholder) and the non-U.S. shareholder has furnished the Depositary with a properly executed IRS Form W-8 ECI or substitute Form W-8 ECI prior to the date of payment.

A non-U.S. shareholder who is eligible for a reduced rate of withholding pursuant to a U.S. income tax treaty must certify that fact to the Depositary by providing to the Depositary a properly executed IRS Form W-8 BEN or substitute Form W-8 BEN prior to the time payment is made. A non-U.S. shareholder may be eligible to obtain from the IRS a refund of tax withheld if the non-U.S. shareholder is able to establish that no tax (or a reduced amount of tax) is due.

16.    Lost, Destroyed or Stolen Certificates.    If any certificate(s) representing shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box provided in the box titled “Description of Shares Tendered” and indicating the number of Shares represented by the certificate(s) so lost, destroyed or stolen or by contacting the Depositary at (781) 575-3120. The shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. Please allow sufficient time to complete those procedures.

EquiServe Trust Company, N.A.

PAYER’S NAME:    Apogent Technologies Inc.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certifications	Part 1 – PLEASE PROVIDE YOUR TIN IN THE BOX BELOW AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number(s) OR Federal Employer Identification Number(s)

Part 2—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Part 3—Awaiting TIN - ☐

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Name Address (Include Zip Code)

SIGNATURE DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 30% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO AN OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable cash payments payable to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date: , 2003

The Information Agent for the Offer is:

17 State Street, 10th Floor

New York, New York 10004

Banks and Brokerage Firms Call:

(212) 440-9800

All Others Call:

(800) 786-4811

The Dealer Manager for the Offer is:

745 Seventh Avenue

New York, New York 10019

Toll free: (800) 524-4462